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                                                                   EXHIBIT 10.26


                        (SILICON VALLEY BANK LETTERHEAD)


IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF001955

DATE: DECEMBER 19, 2002                                                  (STAMP)


BENEFICIARY:
CATELLUS DEVELOPMENT CORPORATION
A DELAWARE CORPORATION
12501 E. IMPERIAL HIGHWAY, SUITE 550
NORWALK, CA 90650
ATTENTION: ASSET MANAGEMENT

APPLICANT:
QUALMARK CORPORATION
1329 W. 121ST AVE.
DENVER, CO 80234

AMOUNT: US$90,000.00(U.S. DOLLARS NINETY THOUSAND EXACTLY)

EXPIRATION DATE: JULY 31, 2003

LOCATION: SANTA CLARA, CALIFORNIA


DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF001955 IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT IN THE FORM OF "EXHIBIT B" ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

2. SIGHT DRAFTS DRAWN ON US.

3. A DATED CERTIFICATION FROM THE BENEFICIARY SIGNED BY AN AUTHORIZED OFFICER, FOLLOWED BY ITS DESIGNATED TITLE, STATING THE FOLLOWING:

"QUALMARK CORPORATION, OR ITS SUCCESSORS OR ASSIGNS (COLLECTIVELY, TENANT) HAS FAILED TO PAY RENT OR PERFORM ONE OR MORE OF ITS OBLIGATIONS UNDER THAT CERTAIN (DESCRIBE NAME OF LEASE) (THE "LEASE") EXECUTED BY AND BETWEEN TENANT AND CATELLUS DEVELOPMENT CORPORATION, A DELAWARE CORPORATION (CONFIRM THAT CDC IS LANDLORD), OR TENANT FAILED TO REPLACE THIS LETTER OF CREDIT AS REQUIRED UNDER THE TERMS OF THE LEASE, OR TENANT HAS FILED A VOLUNTARY PETITION UNDER THE FEDERAL BANKRUPTCY CODE OR AN INVOLUNTARY PETITION HAS BEEN FILED AGAINST TENANT UNDER THE FEDERAL BANKRUPTCY CODE. THE AMOUNT OF THE SIGHT DRAFT REPRESENTS MONIES DUE AND OWING BY TENANT UNDER THE LEASE."

YOU SHALL NOT BE REQUIRED TO GIVE NOTICE OR MAKE PRIOR DEMAND OR PRESENTATION TO TENANT WITH RESPECT TO THE PAYMENT OF ANY SUMS AS TO WHICH THE DRAW IS MADE HEREUNDER.

PARTIAL DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST NINETY (90) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND JULY 31, 2009.


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                        (SILICON VALLEY BANK LETTERHEAD)


IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF001955


THIS LETTER OF CREDIT MAY ONLY BE TRANSFERRED IN ITS ENTIRETY BY THE ISSUING BANK, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE, UPON OUR RECEIPT OF THE ATTACHED "EXHIBIT A" DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY, TOGETHER WITH THE PAYMENT OF OUR TRANSFER FEE OF 1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM USD250.00).

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF
CREDIT.

OUR OBLIGATION UNDER THIS LETTER OF CREDIT SHALL NOT BE AFFECTED BY AN CIRCUMSTANCES, CLAIMS OR DEFENSE, REAL OR PERSONAL, OF ANY PARTY AS TO THE ENFORCEABILITY OF THE LEASE BETWEEN YOU AND TENANT, IT BEING UNDERSTOOD THAT OUR OBLIGATION SHALL BE THAT OF A PRIMARY OBLIGOR AND NOT THAT OF A SURETY, GUARANTOR OR ACCOMMODATION MAKER. IF YOU DELIVER WRITTEN CERTIFICATION REFERENCED ABOVE TO US. (I) WE SHALL HAVE NO OBLIGATION TO DETERMINE WHETHER ANY OF THE STATEMENTS SET FORTH THEREIN ARE TRUE, (II) OUR OBLIGATIONS HEREUNDER SHALL NOT BE EFFECTED IN ANY MANNER WHATSOEVER IF THE STATEMENTS MADE IN SUCH CERTIFICATE ARE UNTRUE IN WHOLE OR IN PART, AND (III) OUR OBLIGATIONS HEREUNDER SHALL NOT BE EFFECTED IN ANY MANNER WHATSOEVER IF TENANT DELIVERS INSTRUCTIONS OR CORRESPONDENCE TO US WHICH EITHER (A) DENIES THE TRUTH OF THE STATEMENT SET FORTH IN THE CERTIFICATE REFERRED TO ABOVE, OR (B) INSTRUCTS US NOT TO PAY BENEFICIARY ON THIS LETTER OF CREDIT FOR ANY REASON WHATSOEVER.

DOCUMENTS MUST BE FORWARDED TO US BY OVERNIGHT DELIVERY SERVICE TO: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA CAL 95054, ATTN: INTERNATIONAL DIVISION.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWER ON OR BEFORE 5:00 P.M. ON THE EXPIRATION DATE OF THIS CREDIT.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.




SILICON VALLEY BANK,




/s/ ALICE E. DELUZ                          /s/ CESAR AGONCILLO
----------------------------------          ------------------------------------
AUTHORIZED SIGNATURE                        AUTHORIZED SIGNATURE
Alice E. Deluz                              CESAR AGONCILLO



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